EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF SARBANES-OXLEY ACT OF 2002

I, Howard Doong, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	The Quarterly Report on Form 10-Q for the three months ended September 30, 2020 of American BriVision (Holding) Corporation (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 17, 2020	By:	/s/ Howard Doong
Howard Doong
Chief Executive Officer (Principal Executive Officer)

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.